UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 30, 2025
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of stockholders held on April 30, 2025, the stockholders of Coterra Energy Inc. (the “Company”) voted on the proposals described in more detail in the 2025 proxy statement. The certified voting results for each proposal are set forth below.

Proposal 1: The Company’s stockholders elected each of the following persons as directors to serve until the expiration of his or her term in 2026:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
DOROTHY M. ABLES	619,286,436	12,009,269	1,021,991	46,675,696
AMANDA M. BROCK	562,674,575	68,910,223	732,893	46,675,701
PAUL N. ECKLEY	619,345,412	12,215,653	756,632	46,675,695
HANS HELMERICH	625,906,841	5,713,593	697,262	46,675,696
JACINTO J. HERNANDEZ	629,421,010	1,944,677	952,002	46,675,703
THOMAS E. JORDEN	603,183,903	28,444,711	689,080	46,675,698
JEFFREY E. SHELLEBARGER	630,742,285	871,674	703,741	46,675,692
LISA A. STEWART	615,193,594	16,409,301	714,796	46,675,701
FRANCES M. VALLEJO	599,502,198	32,112,001	703,496	46,675,697
MARCUS A. WATTS	584,607,971	47,006,565	703,156	46,675,700

Proposal 2: The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2025 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
579,899,380	50,716,007	1,702,291	46,675,714

Proposal 3: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2025 fiscal year:

FOR	AGAINST	ABSTAIN
641,898,324	36,247,479	847,589

Item 9.01                                           Financial Statements and Exhibits.
(d)                                 Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary
Date: May 5, 2025

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